VAN KAMPEN UNIT TRUSTS, SERIES 1273

                  Diversified Healthcare Portfolio, Series 61

                      VAN KAMPEN UNIT TRUSTS, SERIES 1280

                   High Income Allocation Portfolio, Series 1

                        INVESCO UNIT TRUSTS, SERIES 1282

                 Defensive Equity & Income Portfolio, Series 6

                        INVESCO UNIT TRUSTS, SERIES 1283

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2013-1

                         Supplement to the Prospectuses

     On January 1, 2013 Abbott Laboratories ("Abbott") completed the transfer of its research based pharmaceuticals business to AbbVie Inc. ("AbbVie"). Pursuant to the transfer, a single share of AbbVie common stock was distributed to the holder of each share of Abbott common stock. Notwithstanding anything to the contrary in the prospectus, as a result of this distribution your Portfolio now holds both Abbott and AbbVie stock.

Supplement Dated:  January 8, 2013